UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24647	77-0328533
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2450 Walsh Avenue
Santa Clara, California 95051
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 235-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
Attached as Exhibit 99.1 is a joint press release issued by Terayon Communication Systems, Inc. (Terayon or the Company) and Motorola, Inc. (Motorola) on April 23, 2007, regarding the proposed acquisition of the Company by Motorola.
Attached as Exhibit 99.2 are some Questions and Answers that contain information regarding the proposed transaction between the Company and Motorola that will be made available to investors and others.
Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Additional Information about the Proposed Transaction
In connection with the proposed transaction and required stockholder approval, Terayon Communication Systems will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Terayon Communication Systems. TERAYON COMMUNICATION SYSTEMS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND TERAYON COMMUNICATION SYSTEMS. When these documents become available, investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Terayon Communication Systems with the SEC by going to Terayon Communication Systems’ Investor Relations page on its corporate web site at www.Terayon.com.
Terayon Communication Systems and its officers and directors may be deemed to be participants in the solicitation of proxies from Terayon Communication Systems’ stockholders with respect to the proposed transaction. Information about Terayon Communication Systems’ executive officers and directors and their ownership of Terayon Communication Systems’ common stock is set forth in Terayon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on December 29, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Terayon Communication Systems and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, Motorola and its officers and directors may be deemed to be participants in the solicitation of proxies from Terayon Communication Systems stockholders in favor of the approval of the proposed transaction. Information concerning Motorola’s directors and executive officers is set forth in Motorola’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 2, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Motorola’s Investor Relations page on its corporate web site at www.motorola.com.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release, dated April 23, 2007, issued by the Company and Motorola, Inc.

99.2	Questions and Answers relating to Motorola’s proposed acquisition of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 23, 2007

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Name:	Mark Richman
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated April 23, 2007, issued by the Company and Motorola, Inc.

99.2	Questions and Answers relating to Motorola’s proposed acquisition of the Company